EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
     In connection with the Quarterly Report of Hayes Lemmerz International, Inc. (the “Company”) on Form 10-Q/A for the quarterly period ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Yost, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Yost
James A. Yost
Executive Vice President and Chief Financial Officer

September 13, 2007

41